UNITED STATES

SECURITIES and EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of theSecurities
Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 24, 2006

Tengasco, Inc.
(Exact Name of Registrant as specified in its charter)

Commission File Number 0-20975

Tennessee	87-0267438
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10215 Technology Drive N.W., Suite 301, Knoxville, Tennessee 37932

(Address of Principal Executive Office)

(865) 675-1554
(Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 5.02 Departure of Directors or Principal Officers; Election of Directors;Appointment
of Principal Officers

        Effective as of April 24, 2006, Neal Harding resigned as a Director of the Company for personal reasons.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits
17.1 Letter of resignation of Neal Harding dated April 20, 2006
99.1 Press Release dated April 24, 2006

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: April 26, 2006

         Tengasco, Inc.

By: s/Jeffery R. Bailey Jeffrey R. Bailey, Chief Executive Officer